UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2007 (November 16, 2007)
Date of Report (Date of earliest event reported):

ROCK OF AGES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville Vermont	05654
(Address of principal executive offices)	(Zip Code)

(802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ROCK OF AGES CORPORATION

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In order to comply with the amendments to NASDAQ Rule 4350(l) that were approved by the Securities and Exchange Commission on August 8, 2006, the Board of Directors of Rock of Ages Corporation (the "Company") on November 16, 2007 approved the amendment and restatement of the Company's By-Laws to authorize the Board of Directors to provide by resolution or resolutions that some or all of any or all classes or series of stock of the Company be uncertificated shares.  On November 16, 2007, the Board of Directors adopted a resolution that provided that shares of the Company's Class A Common Stock, par value $.01 per share, may be uncertificated.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	3.2	Amended and Restated By-Laws of the Company (as amended through November 16, 2007)

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ROCK OF AGES CORPORATION

 FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: November 16, 2007	By: /s/ Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

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Exhibit Index

Number	Description

3.2	Amended and Restated By-Laws of the Company (as amended through November 16, 2007)

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